SCHEDULE 14A
                                (Rule 14(a)-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement              [ ]  Confidential, for use of the
[X]  Definitive proxy statement                    Commission only (as permitted
[ ]  Definitive additional materials               by Rule 14a-6(e)(2))
[ ]  Soliciting material under Rule 14a-12


                          LightPath Technologies, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                          LIGHTPATH TECHNOLOGIES, INC.


Dear Shareholders:

     You are cordially invited to attend the annual meeting of the shareholders of LightPath Technologies, Inc., which will be held at the Hyatt Regency Orlando International Airport, 9300 Airport Blvd., Orlando, Florida, 32827, on Tuesday, October 15, 2002 at 10:00 a.m. Orlando, Florida time.

     Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     If you plan on attending the meeting you will need a ticket. Please contact Donna Bogue at 505-342-1100 extension 1603 to obtain your ticket number. Whether of not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date and promptly return the enclosed proxy in the postage-paid envelope. If you can attend the annual meeting, you will of course have the opportunity to vote in person.


                                        Sincerely,


                                        ROBERT RIPP
                                        Chairman of the Board

                          LIGHTPATH TECHNOLOGIES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


Dear Shareholders:

     The annual meeting of the shareholders of LightPath Technologies, Inc. will be held at the Hyatt Regency Orlando International Airport, 9300 Airport Blvd., Orlando, Florida 32827, on Tuesday, October 15, 2002 at 10:00 a.m. Orlando, Florida time, for the following purposes:

     1.   To elect directors;
     2. To approve the LightPath Technologies, Inc. Amended and Restated Omnibus Incentive Plan;
     3.   To ratify the appointment of independent auditors; and
     4. To transact such other business as may properly come before the annual meeting or any postponement(s) or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Presently, there is no other business anticipated to come before the annual meeting.

     Only shareholders of record at the close of business on September 13, 2002 are entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.


                                        By Order of the Board of Directors.


                                        KENNETH BRIZEL
                                        Chief Executive Officer

IMPORTANT: IT IS IMPORTANT THAT YOUR SHARE HOLDINGS BE REPRESENTED AT THIS MEETING. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 15, 2002

                          LIGHTPATH TECHNOLOGIES, INC.
                                 3819 OSUNA N.E.
                              ALBUQUERQUE, NM 87109


     This Proxy Statement, which was first mailed to shareholders on or about September 17, 2002, is furnished in connection with the solicitation of proxies by the Board of Directors of LightPath Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the annual meeting of shareholders which will be held at the Hyatt Regency Orlando International Airport, 9300 Airport Blvd., Orlando, Florida 32827, on Tuesday, October 15, 2002 at 10:00 a.m., Orlando, Florida time, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. If you plan on attending the meeting you will need a ticket. Please contact Donna Bogue at 505-342-1100 extension 1603 to obtain your ticket number.

                       SOLICITATION AND VOTING OF PROXIES

     Only shareholders of record at the close of business on September 13, 2002, will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were approximately 20,677,071 shares of Class A Common Stock, $.01 par value per share ("Common Stock"), of the Company outstanding and each shareholder of record is entitled to one vote for each share of Common Stock registered in his, her or its name.

     All shares represented by proxy will be voted, and where a shareholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no specification is indicated and authority to vote is not specifically withheld, the shares will be voted (i) "for" the election of the persons named in the proxy to serve as directors; (ii) "for" the proposal to approve the Company's Amended and Restated Omnibus Incentive Plan (the "Amended and Restated Omnibus Plan"); and (iii) "for" the ratification of KPMG LLP ("KPMG") as the independent auditors of the Company. Holders of Common Stock who wish to vote at the meeting by proxy should complete and return the enclosed proxy card in the postage-paid envelope. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). In order to vote their shares in person at the meeting, shareholders that own their shares in "street name" must obtain a special proxy card from their broker. All valid proxies received before the meeting and not revoked will be exercised.

     Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum. In order to vote their shares in person at the meeting, shareholders who own their shares in "street name" must obtain a special proxy card from their broker.

     If a shareholder signs and returns a proxy card, but does not give voting instructions and authority to vote is not specifically withheld, the shares represented by that proxy will be voted as recommended by the Board of Directors. If a shareholder has specified a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made.

     The cost of soliciting proxies will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting, Proxies may be solicited by our officers and directors personally or by telephone or facsimile, without additional compensation. We may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.

     Our Board of Directors does not know of any matters other than the election of directors, the approval of the Amended and Restated Omnibus Plan and the ratification of independent auditors that are expected to be presented for consideration at the annual meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

        PROPOSAL NO. 1 - ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

     Our Board of Directors currently consists of seven members. Our Board is divided into classes serving staggered three year terms. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires. The term for two Class III Directors will expire at the 2002 annual meeting. Directors elected at the 2002 annual meeting will hold office until the 2005 annual meeting or until the election and qualification of his or her respective successor. Information regarding the business experience of each nominee director is provided below. In addition, the Company filled a vacant Class II Board seat in July 2002 and has included the director for ratification. One remaining board seat is vacant at this time. The three (3) nominees receiving a plurality of votes by shares represented and entitled to vote at the annual meeting, if a quorum is present, will be elected as directors of the Company.

     If any nominee should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available. The information concerning the nominees and their share holdings in the Company has been furnished by them to the Company.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF LOUIS LEEBURG AND GARY SILVERMAN AS CLASS III DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2005, AND THE RATIFICATION OF THE APPOINTMENT OF KENNETH BRIZEL AS A CLASS II DIRECTOR TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2003. THE BOARD OF DIRECTORS INTENDS TO VOTE ITS PROXIES FOR THE ELECTION OF SUCH NOMINEES.

ELECTION OF CLASS III DIRECTORS - TERMS EXPIRING IN 2005

LOUIS LEEBURG, (age 48) has served as a Director of the Company since May 1996. Mr. Leeburg is a self-employed business consultant. From December 1988 until August 1993 he was the Vice President, Finance of The Fetzer Institute, Inc. From 1980 to 1988 he was in financial positions with different organizations with an emphasis in investment management. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. Mr. Leeburg received a B.S. in Accounting from Arizona State University. Mr. Leeburg is a member of Financial Foundation Officers Group and the treasurer and trustee for the John E. Fetzer Memorial Trust Fund and the John E. Fetzer ILM Trust Fund.

GARY SILVERMAN (age 63) has served as a Director of LightPath since October 2001. Mr. Silverman is currently the managing partner of GWS Partners, established in 1995 to conduct searches for senior-level executives and board of director candidates for a broad cross section of publicly-held corporations. From 1983 to 1995 he worked for Korn/Ferry International as an executive recruiter and held the position of Managing Director. He spent fourteen years with Booz, Allen & Hamilton, and his last position was Vice President and Senior Client officer and he was responsible for generation of new business, the management of client assignments and the development of professional staff. Mr. Silverman is a graduate of University of Illinois with both a Bachelors and a Masters of Science in Finance.

RATIFICATION OF CLASS II DIRECTOR - TERM EXPIRING IN 2003

KENNETH BRIZEL (age 44) has served as a Director of LightPath, CEO and President since July 2002. Mr. Brizel has spent 21 years in the communications and microelectronics industries. From October 2000 until July 2002 he was Senior Vice President Strategy and Business Development for Oplink Communications. From April 1997 to September 2000, Mr. Brizel was Director of Strategic Marketing for Optoeletronics and Network Communications Integrated Circuits groups within Lucent Microelectronics. Mr. Brizel's diverse experiences include assignments at RCA/GE, Lucent/Agere, Mostek and Star Semiconductor before joining Oplink. Mr. Brizel received his Bachelor of Science and Master of Science degrees in Electrical Engineering from Rensselaer Polytechnic Institute in Troy, NY.

CONTINUING DIRECTORS

The remaining directors are not up for election this year and will continue in office for the remainder of their terms or earlier in accordance with our bylaws. Information regarding the business experience of each director is provided below.

CLASS I DIRECTORS - TERMS EXPIRING IN 2004

ROBERT RIPP (age 61) has served as Chairman of the Company since November 11, 1999 and served as Interim President and Chief Executive Officer of the Company from October 2001 to July 2002. Mr. Ripp was Chairman and CEO of AMP Inc. from August 1998 until April 1999 when AMP was sold to TYCO, International Ltd. Mr. Ripp held various executive positions at AMP from 1994 to August 1999. Mr. Ripp spent 29 years with IBM of Armonk, NY. He held positions in all aspects of operations within IBM culminating in the last four years as Vice President and Treasurer and he retired from IBM in 1993. Mr. Ripp represents the Company as a member of the LightChip, Inc. (an affiliate) board of directors. Mr. Ripp graduated from Iona College in 1963 and in 1967 received his M.B.A. from New York University. Mr. Ripp is also currently on the board of directors of Ace, Ltd. which is listed on the New York Stock Exchange.

ROBERT BRUGGEWORTH (age 41) has served as a Director of LightPath since May 2001. Mr. Bruggeworth is President of RF Micro Devices who he joined in 1999. From 1983 until 1999 he held various positions with AMP Incorporated, in Harrisburg, PA. When he left AMP, he was a Divisional Vice President, Computer and Consumer Electronics, Hong Kong. Mr. Bruggeworth is a 1983 graduate of Wilkes University with a B.S. in Electrical Engineering.

CLASS II DIRECTORS - TERM EXPIRING IN 2003

JAMES L. ADLER, JR. (age 74) has served as a Director of the Company since October 1997. Since 1989 he has been a partner in the law firm of Squire, Sanders & Dempsey L.L.P., which has acted as general counsel to the Company since February 1996. Mr. Adler was formerly a partner of Greenbaum, Wolff & Ernst, New York City, and of Storey & Ross, Phoenix, until the merger of the latter firm with Squire, Sanders & Dempsey L.L.P. in 1989. Mr. Adler is a corporate, securities, energy, and international lawyer. From 1998-1999, Mr. Adler served as President of the Arizona Business Leadership Association. He is a member of the Arizona District Export Council and a Trustee of the Phoenix Committee on Foreign Relations. In March 1999, Mr. Adler was appointed by the government of Japan to a five year term as Honorary Consul General of Japan at Phoenix. He has previously served as Chairman of the International Law Section of the Arizona State Bar Association and, by gubernatorial appointments, as a Member of the Investment Committee of the Arizona State Retirement System and a Member and Chairman of the Investment Committee of the State Compensation Fund. Mr. Adler graduated from Carleton College, magna cum laude, and from Yale Law School in 1952. He is a member of the Arizona and New York State Bars.

DR. STEVEN BRUECK (age 57) has served as a Director of LightPath since July 2001. Dr. Brueck is the Director of the Center for High Technology Materials
(CHTM) and a Professor of Electrical and Computer Engineering and a Professor of

Physics at the University of New Mexico in Albuquerque, New Mexico, which he joined in 1985. Dr. Brueck has led CHTM to become an established, internationally recognized center for optoelectronics and microelectronics research. He is a 1965 graduate of Columbia University with a Bachelor of Science degree in Electrical Engineering and a graduate of Massachusetts Institute of Technology where he received his Master of Science degree in Electrical Engineering in 1967 and Doctorate of Philosophy in Electrical Engineering in 1971. Dr. Brueck is a fellow of both the OSA and the IEEE.

     The information regarding our executive officers is set forth in Part III, of our Form 10-K to be filed with the Securities and Exchange Commission and is incorporated herein by reference.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our Board of Directors has an Audit Committee, a Compensation Committee and a Finance Committee. The Board of Directors does not have a standing nominating committee. The entire Board of Directors held eight meetings, including telephonic meetings, during fiscal 2002. All the Directors attended 80% or more of the meetings of the Board of Directors and all of the meetings held by committees of the Board on which they served.

     During fiscal 2002, the Audit Committee, which consists of Louis Leeburg, Steve Brueck, Robert Bruggeworth, James L. Adler, Jr. and Gary Silverman met four times, which meetings included discussions with management and our independent auditors to discuss the interim and annual financial statements and the annual report of the Company, and the effectiveness of the Company's financial and accounting functions and organization. The Audit Committee is comprised of independent members as defined under Nasdaq National Market listing standards.

     The Compensation Committee, which consists of Robert Ripp, Gary Silverman and James L. Adler, Jr., met two times during fiscal 2002. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company and also administers the Amended and Restated Omnibus Plan, pursuant to which incentive awards, including stock options, are granted to officers and key employees of the Company.

     The Finance Committee which consists of Robert Ripp, Robert Bruggeworth and Louis Leeburg did not meet during fiscal 2002. The Finance Committee reviews and provides guidance to the Board of Directors and management with respect to our significant financial policies. The full Board performed these functions in 2002.

     All current committee members are expected to be nominated for re-election at a Board meeting to be held following the annual meeting.

               REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee is responsible for, among other things, reviewing and discussing the audited financial statements with management, discussing with the Company's auditors information relating to the auditors' judgments about the quality of the Company's accounting principles, recommending to the Board of Directors that the Company include the audited financial statements in its Annual Report on Form 10-K and overseeing compliance with the Securities and Exchange Commission requirements for disclosure of auditors' services and activities. At the recommendation of the Audit Committee, the Board of Directors approved a charter for the Audit Committee on November 14, 2000. A copy of such charter has been previously included with the Company's proxy statement for the 2001 Annual Meeting of Shareholders.

REVIEW OF AUDITED FINANCIAL STATEMENTS

     The Audit Committee has reviewed the Company's financial statements for the fiscal year ended June 30, 2002, as audited by KPMG, the Company's independent auditors, and has discussed these financial statements with management. In addition, the Audit Committee has discussed with KPMG the matters required to be discussed by Statements of Auditing Standards 61 and 90. Furthermore, the Audit Committee has received the written disclosures and the letter from KPMG required by the Independence Standards Board Standard No. 1 and has discussed with KPMG its independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

RECOMMENDATION

     Based upon the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2002, be filed with the Company's annual report on Form 10-K.

AUDIT AND NON-AUDIT FEES

The following table present fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements during the year ended June 30, 2002, and fees billed for other services rendered by KPMG LLP.

     Audit fees, excluding audit related                                 $85,000
                                                                         -------
     Financial information systems design and implementation                none
                                                                         -------
     All other fees:
       Audit related fees (1)                                            $23,400
       Other non-audit services (2)                                       25,000
                                                                         -------
     Total all other fees                                                $48,400
                                                                         =======

----------
(1)  Audit  related  fees  consisted   principally  of  review  of  registration
     statements and issuance of consents.
(2)  Other non-audit fees consisted of tax compliance services.

     The Audit Committee has considered whether the services provided by KPMG LLP as disclosed under the foregoing sections captioned "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with the independence of KPMG LLP as the Company's principal accountant.

DIRECTORS' COMPENSATION

     During fiscal 2002, non-employee Directors were compensated for their services in cash ($1,500 per meeting and $750 per committee meeting) and through the grant of options to acquire shares of Common Stock as provided by the Directors Stock Option Plan (the "Plan"). Upon appointment to the Board of Directors, each director received a nonqualified stock option to purchase 20,000 shares of Common Stock which vest ratably over the year, at an exercise price equal to the fair market value of the Common Stock on the date of grant. Annually each director will receive a nonqualified stock option to purchase 4,000 shares of Common Stock which vest ratably over the year.

     All Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and Committees thereof. Directors who are employees of the Company do not receive compensation for service on the Board or Committees of the Board other than their compensation as employees.

         SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of August 15, 2002, the number and percentage of outstanding shares of the Company's Common Stock, owned by (i) each stockholder known by the Company to own beneficially five percent or more of the outstanding Common Stock of the Company taken together, (ii) each director, (iii) each of the Named Officers identified in the Summary Compensation Table and (iv) all executive officers and Directors of the Company as a group.

     The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of August 15, 2002 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed includes, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied by the executive officer, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.

Name and Address of                  Amount and Nature of               Percent
Beneficial Owner (1)               Beneficial Ownership (2)            Of Class
--------------------               ------------------------            --------
Robert Ripp                              1,874,558 (3)                    9.0%
Kenneth Brizel                                  -- (4)                      *
Donald E. Lawson                           423,184 (5)                    2.0%
James L. Adler, Jr.                         59,176 (6)                      *
Dr. Steven Brueck                           24,000 (7)                      *
Robert Bruggeworth                          24,000 (8)                      *
Louis Leeburg                              119,448 (9)                    0.6%
Gary Silverman                              75,000 (10)                     *
Dennis Yost                                 69,000 (11)                     *
Robert Cullen                              254,279                        1.2%
Mark Fitch                                  37,500 (12)                     *
Donna Bogue                                 25,000 (13)                     *
All executive officers
and Directors as a group
(12 persons)                             2,985,145                       14.4%

----------
*    Less than one percent.
1. Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all Directors and Officers is care of LightPath Technologies, Inc., 3819 Osuna N.E., Albuquerque, New Mexico, 87109.
2. Includes shares underlying options which (except to the extent otherwise indicated) are exercisable on August 15, 2002 or within 60 days thereafter.
3. Includes 1,015,808 shares underlying options, 425,000 shares comprising restricted stock awards (which are unvested as of August 15, 2002 and not scheduled to vest within 60 days thereafter) and 161,250 shares underlying warrants. Does not include 120,000 shares underlying warrants which are held in trusts for children and as to which Mr. Ripp disclaims beneficial ownership.
4. Does not include 300,000 options and 100,000 shares from a restricted stock award issued on July 8, 2002 as all are unvested.
5.   Includes 335,500 shares underlying options.
6.   Includes 59,176 shares underlying options.
7.   Includes 24,000 shares underlying options.
8.   Includes 24,000 shares underlying options.
9. Includes 54,176 shares underlying options held by Mr. Leeburg and 50,454 Class A shares held directly and indirectly by Mr. Leeburg's brother.
10.  Includes 24,000 shares underlying options.
11.  Includes 49,000 shares underlying options.
12.  Includes 27,500 shares underlying options.
13.  Includes 25,000 shares underlying options.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the year ended June 30, 2002, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were satisfied.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 2002, 2001 and 2000 to the Company's Chief Executive Officer and executive officers of the Company whose salary and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                           ------------------------     ---------------------------------------------
                                                                                                           VALUE OF
                                                                         OPTIONS TO        SHARES OF      RESTRICTED
                                                                          PURCHASE         RESTRICTED       STOCK
NAME AND POSITION               YEAR         SALARY          BONUS      COMMON STOCK       STOCK (25)     AWARDS (26)
-----------------               ----         ------          -----      ------------       ----------     -----------
DONALD E. LAWSON               FY 2002     $562,510 (1)    $     --            --          17,842 (1)      $113,475
Former CEO and President       FY 2001      225,000 (2)      33,750        55,000 (4)      17,842 (1)       450,000
                               FY 2000      166,330 (3)      75,000       100,000 (5)

ROBERT RIPP                    FY 2002     $166,667 (6)    $     --       104,000 (7)          --                --
Interim CEO and President

DENNIS YOST                    FY 2002     $200,000        $ 50,000        49,000 (9)      11,895          $ 75,652
Exec. VP, COO                  FY 2001       42,608 (8)      50,000       200,000 (10)         --                --

ROBERT CULLEN                  FY 2002     $173,769 (11)   $     --        20,000 (13)      4,758          $ 30,261
Exec. VP, President,           FY 2001      146,538          43,200        20,000 (14)      4,758           120,000
Horizon Photonics, Inc.        FY 2000       25,385 (12)          0            --

MARK FITCH                     FY 2002     $140,000 (15)   $     --        16,000 (17)      5,155          $ 32,786
Senior VP                      FY 2001      130,000 (16)     10,400        16,000 (18)      5,155           130,000
                               FY 2000      121,250          34,600        60,000 (19)

DONNA BOGUE                    FY 2002     $151,000 (20)   $     --        16,000 (22)      5,155          $ 32,786
Senior VP, CFO                 FY 2001      130,000 (21)     15,600        16,000 (23)      5,155           130,000
                               FY 2000      90,750           34,600        25,000 (24)

----------
(1) Mr. Lawson left the Company in October 2001, includes severance payment of $411,250. In addition, he forfeit previously issued restricted stock awards.
(2) Base salary was increased to $225,000 on April 1, 2000. Mr. Lawson purchased Company Common Stock at fair market value through a payroll deduction in the first quarter for a total of $8,800.
(3) Base salary was increased to $160,000 on March 1, 1999. Mr. Lawson purchased Company Common Stock at fair market value through a payroll deduction on a quarterly basis for a total of $12,560.
(4)  Option to purchase 55,000 shares of Common Stock, which vested in 2002.
(5)  Options to purchase 100,000 shares of Common Stock, which vested in 2002.
(6) Mr. Ripp became the interim CEO and President in October 2001. His base salary was $250,000.
(7) Options to purchase 100,000 shares of Common Stock, which are immediately exercisable and options to purchase 4,000 shares of Common Stock, which vest October 2002 .
(8) Mr. Yost was hired in February 2001 with a base salary of $200,000. Mr. Yost received a promissory note from the Company for $50,000 which is payable if he leaves the Company prior to April 2003 and accrues interest at 6% per year.
(9) Options to purchase 49,000 shares of Common Stock, of which 24,000 vest August 2003 and 25,000 vest ratably from January 2003 to January 2006.

(10) Options to purchase 200,000 shares of Common Stock, of which 50,000 shares are immediately exercisable and the balance which vest ratably from February 2002 to February 2005.
(11) Base salary was increased to $180,000 in January 2001.
(12) Mr. Cullen was hired in April 2000 with a base salary of $120,000.
(13) Options to purchase 20,000 shares of Common Stock, which vest ratably from January 2003 to January 2006.
(14) Option to purchase 20,000 shares of Common Stock, which vest ratably from January 2002 to January 2005.
(15) Base Salary was increased to $140,000 in July 2001.
(16) Base salary was increased to $130,000 in February 2000.
(17) Options to purchase 16,000 shares of Common Stock, which vest ratably from January 2003 to January 2006.
(18) Option to purchase 16,000 shares of Common Stock, which vest ratably from January 2002 to January 2005.
(19) Options to purchase  60,000 shares of Common Stock,  which vest as follows:
     15,000 shares annually from October 2000 until April 2004.
(20) Base Salary was increased to $155,000 in July 2001.
(21) Base salary was increased to $130,000 in July 2000.
(22) Options to purchase 16,000 shares of Common Stock, which vest ratably from January 2003 to January 2006.
(23) Option to purchase 16,000 shares of Common Stock, which vest ratably from January 2002 to January 2005.
(24) Options to purchase 25,000 shares of Common Stock, which vest ratably from April 2001 until April 2004.
(25) Restricted Stock Awards cliff vest, with continued employment, in five years, July 2006 for fiscal 2002 grants and November 2005 for fiscal 2001 grants.
(26) Fair value of restricted stock awards on the date of grant.

The following table sets forth information regarding Options granted to each of the Named Officers during the fiscal year ended June 30, 2002:

                              OPTION GRANTS FOR THE
                            YEAR ENDED JUNE 30, 2002

                         NUMBER OF
                        SECURITIES
                     UNDERLYING OPTIONS      % OF TOTAL OPTIONS      EXERCISE PRICE
NAME                     GRANTED(1)         GRANTED TO EMPLOYEES        PER SHARE        EXPIRATION DATE
----                     ----------         --------------------        ---------        ---------------
Robert Ripp              100,000(2)                10.3%                  $2.78          October 2011
Robert Ripp                4,000(3)                  --                   $3.63          October 2011
Dennis Yost               24,000(4)                2.48%                  $5.18          August 2011
Dennis Yost               25,000(5)                2.58%                  $3.33          January 2012
Robert Cullen             20,000(5)                 2.1%                  $3.33          January 2012
Mark Fitch                16,000(5)                 1.6%                  $3.33          January 2012
Donna Bogue               16,000(5)                 1.6%                  $3.33          January 2012

----------
(1) Each option entitles the holder to purchase the indicated number of shares of Common Stock and has a ten year life.
(2)  Option vests immediately.
(3)  Option issued under the Director Option Plan, vests ratably over one year.
(4)  The option vests at the end of three years, August 2004.
(5) The option vests ratably over four years from January 2003 through January 2006.

The following table sets forth information regarding options exercised by each of the Named Officers during the fiscal year ended June 30, 2002, as well as the effect of the Realignment Program that occurred in August 2002, and the value of options held by each of the Named Officers.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END VALUES

                                                     # OF SECURITIES
                                                        UNDERLYING         VALUE OF UNEXERCISED
                                                    UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                          SHARES        VALUE           AT FY END,               AT FY END
                       ACQUIRED ON     REALIZED        EXERCISABLE/             EXERCISABLE/
NAME                     EXERCISE         (1)          UNEXERCISABLE          UNEXERCISABLE (2)
----                     --------         ---          -------------          -----------------
Robert Ripp               100,000      $433,000    1,015,808 / 425,000             $0 / $0
Donald E. Lawson               --            --      335,500 /       0             $0 / $0
Dennis Yost                    --            --            0 / 191,520             $0 / $0
Robert Cullen                  --            --            0 /  41,266             $0 / $0
Mark Fitch                     --            --       27,500 /  80,335             $0 / $0
Donna Bogue                    --            --       25,000 /  51,900             $0 / $0

----------
(1) Had the shares exercised been sold immediately upon exercise, the individuals would have realized the gain shown.
(2) Value shown relates solely to unexercised options to purchase Common Stock and assumes a fiscal year end value of $0.90 per share of the underlying Common Stock, based on the Nasdaq National Market closing price for the Common Stock on June 30, 2002.

                        AMENDMENT OR REPRICING OF OPTIONS

     The following table sets forth certain information concerning the realignment of stock options held by executive officers and non-executive employees since June 30, 2002 pursuant to the Realignment Program that is discussed below under the caption "Compensation Committee Report on Executive Compensation," including (i) the date of the realignment, (ii) the number of underlying shares subject to the repriced options, (iii) the market price of the Company's common stock at the time of realignment, (iv) the exercise price prior to realignment, (v) the new exercise price, and (vi) the original option term remaining at the date of realignment:

                                       Number of
                                         Shares
                                       Underlying       Market Price                                        Length of Original
                                         Options        of Stock at       Exercise Price       New              Option Term
                                       Repriced or         Time of          at Time of       Exercise      Remaining at Date of
                                         Amended       Realignment or     Realignment or     Price (1)        Realignment or
Name                        Date           (#)          Amendment ($)      Amendment ($)        ($)              Amendment
----                        ----       -----------     -------------      -------------      ---------     --------------------
Robert Ripp                8/5/02        500,000            $0.56             $24.00            N/A          7 years 8 months
Dennis Yost                8/1/02        200,000            $0.57             $19.00            N/A          8 years 6 months
Robert Cullen              8/1/02         20,000            $0.57             $11.63            N/A          8 years 5 months
Mark Fitch                 8/1/02         12,500            $0.57             $7.875            N/A          5 years 2 months
Mark Fitch                 8/1/02         16,000            $0.57             $11.63            N/A          8 years 5 months
Mark Fitch                 8/1/02         20,000            $0.57             $16.59            N/A          7 years 8 months
Donna Bogue                8/1/02          2,500            $0.57             $7.625            N/A          5 years
Donna Bogue                8/1/02         16,000            $0.57             $11.63            N/A          8 years 5 months
Donna Bogue                8/1/02         25,000            $0.57             $16.59            N/A          7 years 8 months
Non-named Executive (5)    8/1/02        307,000            $0.57             $7.625 -          N/A          5 years to
                                                                              $16.59                         8 years 5 months
                                      ----------
TOTAL                                  1,119,000            $0.57             $7.875 -
                                                                              $33.43

----------
(1) Pursuant to the Realignment Program, the options set forth above were cancelled. In exchange, the Company granted each executive officer an aggregate number of shares of restricted stock pursuant to a predetermined formula. See "Compensation Committee Report on Executive Compensation" below. The following is a table setting forth the aggregate number of restricted stock awards and market value of such awards as of the date of grant for each executive officer:

                                NUMBER OF RESTRICTED STOCK    AGGREGATE VALUE AS
NAME OF EXECUTIVE                     AWARDS GRANTED           OF DATE OF GRANT
-----------------                     --------------           ----------------
Robert Ripp                               425,000                  $238,000
Dennis Yost                               130,625                    74,456
Robert Cullen                              11,750                     6,698
Mark Fitch                                 33,525                    19,109
Donna Bogue                                28,400                    16,188
Non-named Executive (5)                   189,025                   107,744
                                         --------                  --------
  Total                                   818,325                  $462,195
                                         ========                  ========

     EMPLOYMENT AGREEMENTS

     The Company has executed three-year employment agreements, with the following officers: Robert Cullen, Mark Fitch and Donna Bogue, which expire from March 2003 through April 2003. These agreements provide for an aggregate annual base salary of $475,000 during fiscal 2003 for these named individuals. In the event the Company terminates the executive's employment during the term of the agreement without cause, or in the event the executive terminates the agreement for "good reason", the executive is entitled to (i) continue to receive salary until the earlier of obtaining comparable employment with another company or, the lapse of one year with respect to Mr. Cullen and six months with respect to Mr. Fitch and Ms. Bogue, (ii) continue to receive benefits until the earlier of obtaining comparable employment with another company or the corresponding periods stated in (i) above, (iii) immediate vesting of all unvested stock options, and (iv) receive a lump sum payment equal to the average of the annual bonuses paid to the executive during the previous three fiscal years. The Agreement defines "cause" to mean termination due to felony conviction, willful disclosure of confidential information or willful failure to perform the executive's duties. In addition, if the termination without cause occurs after a change in control of the Company, the executive shall also receive a lump sum severance payment equal to 2.99 times the executive's annual compensation, including bonuses. The Agreement defines "change in control" as an acquisition of 40% of the Company's combined voting power by any party, a change in the majority of the Directors over a two-year period (unless supported by the incumbent Directors), a reorganization or other business combination resulting in the present stockholders of the Company no longer owning more than 50% of the combined voting power of the Company, a sale of substantially all of the assets of the Company or other similar transactions. The employment agreements reaffirm the executives' agreements pursuant to previously executed confidential information and invention agreements to, among other things, not compete with the Company for a period of two years following termination of employment and to assign any inventions, patents and other proprietary rights to the Company. Any controversies regarding the employment agreements are to be settled by binding arbitration.

     CERTAIN TRANSACTIONS

     During the fiscal years ended June 30, 2002, 2001 and 2000 the law firm in which James L. Adler, Jr. is a partner, Squire Sanders & Dempsey L.L.P., provided legal services to the Company for which the Company was billed approximately $478,000, $405,000 and $425,000, respectively. Mr. Adler does not beneficially own more than 1% of the Company's outstanding common stock.

     On May 21, 2002, LightChip Inc. ("LightChip"), an affiliate, issued additional shares of voting convertible preferred stock to certain existing shareholders. The Company purchased $1.5 million, its pro-rata interest, of the convertible preferred stock. The Company's ownership of capital stock of LightChip decreased to approximately 13% after the May 2002 issuance of voting convertible preferred stock. The price per share paid by the Company in the May 2002 round was lower than the carrying value of the Company's existing investment in LightChip.

     In August 2000, the Company purchased $7.2 million of convertible preferred stock of LightChip as part of a $60 million private placement by LightChip. The investor group consisted of a small number of institutional, corporate and individual accredited investors. Certain of the Company's directors and officers participated in this private placement in their individual capacities and invested an aggregate of $1 million on the same economic terms as the other investors (including the Company). These directors and officers were permitted to participate in the private placement only after other investors declined to participate in the offering and the Company's pro-rata interest was fully funded.

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. In addition, ongoing and future transactions with affiliates will be on terms no less favorable than may be obtained from third parties, and any loans to affiliates will be approved by a majority of the disinterested Directors.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following is a report of the Compensation Committee of the Board of Directors (the "Committee") describing the current compensation policies of the Company. The Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of the Company, as well as the specific compensation levels for executive officers. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

     GENERAL COMPENSATION POLICY

     The Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success. It is the objective of the Committee to have a portion of each executive's compensation contingent upon the Company's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary, which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Committee establishes from time to time for the Company and (iii) long-term stock-based incentive awards.

     In certain periods, the compensation of executives is also affected by internal conditions of the Company and the external market position of the Company. A more detailed description of the factors that the Board considers in establishing the components of base salary, bonus programs and long-term incentive compensation for executives' compensation packages is included below. Given the market price of the Company's Common Stock during the fiscal year ended June 30, 2002, the Company instituted a realignment program, which affected the compensation of executives. This program is described in more detail below.

     BASE SALARY

     The level of base salary of executive officers is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is set each year to take into account the individual's performance and to maintain a competitive salary structure.

     BONUS PROGRAMS

     Bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company's success in achieving specific company-wide goals, such as revenue growth, earnings growth, expense control and new product introductions.

     LONG-TERM INCENTIVE COMPENSATION

     Long-term incentive compensation is granted to executives officers in the form of stock options and restricted stock awards designed to give the recipient the opportunity to obtain an equity stake in the Company and thereby attract and retain such executive officers. Factors considered in making such awards include the individual's position in the Company, his or her performance and responsibilities, and industry practices. Long-term incentives granted in prior years and existing levels of stock ownership are also taken into consideration. Each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (generally the fair market value on the date of grant) over a specified period of time (generally up to 10 years). The Company is committed to its equity compensation programs and believes that these programs are important to its ability to attract, retain and motivate executive officers. In response to severe market and other conditions facing the Company, the Company implemented an option realignment program whereby certain options, including those held by executive officers, were cancelled and new restricted stock awards were granted as described in more detail in "Special Compensation Programs" below.

     SPECIAL COMPENSATION PROGRAMS

     In August 2002, the Company implemented a stock option realignment program with respect to the Company's executive officers, directors and employees.

     OPTION REALIGNMENT PROGRAM

     On July 25, 2002, the Board together with the Committee determined that it was in the best interest of the Company to offer to cancel certain stock options held by directors and executive officers of the Company in exchange for the issuance of restricted stock awards, and to issue new stock options to certain employees of the Company (collectively, the "Realignment Program"). Under the Realignment Program, the individual agreed to cancel options that had an exercise price of $7.50 per share or greater as of June 30, 2002. The directors and executive officers receive a number of shares of Common Stock pursuant to a restricted stock award equal to the number of shares underlying 85% of the vested options and 50% of the unvested options that were cancelled. The restricted stock award granted in exchange for the vested options shall have a vesting schedule of two years, during which, 50% will vest each year. The restricted stock award granted in exchange for the cancellation of the unvested options will have a four-year vesting period.

     As of the date of this proxy statement, the Company has implemented the Realignment Program with respect to its executive officers. Under the Realignment Program, the executive officers received restricted stock awards for an aggregate of 818,325 shares of Common Stock upon the cancellation of previously issued options to purchase 1,119,000 shares of Common Stock. The Amended and Restated Omnibus Plan will provide for the grant of restricted stock awards to directors. Upon approval of the Amended and Restated Omnibus Plan, the Realignment Program will be implemented with respect to the directors. See "Proposal No. 2 - Proposal to Approve Amended and Restated Omnibus Incentive Plan" below. Upon the approval of the Amended and Restated Omnibus Plan by the stockholders, James L. Adler, Jr., Louis Leeburg and Robert Bruggeworth will receive restricted stock awards for an aggregate of 62,050 shares of Common Stock upon the cancellation of previously issued options to purchase 73,000 shares of Common Stock.

     Under the Realignment Program, non-executive employees received new options equal to 85% of the vested options and up to 50% of the unvested options held by such non-executive employees of the Company as of June 30, 2002, that had an exercise price greater than $7.50 per share. The new options have a four-year vesting term. The Company implemented the Realignment Program with respect to the non-executive employees of the Company on July 29, 2002.

     The Board approved the Realignment Program because it believed that, given overall market conditions and in particular the depressed value of the Company's Common Stock, the Company's equity compensation programs were not achieving their desired employee retention and incentive results. Without the proper equity compensation incentives, the Company may lose valuable human resources to its competitors or other industries. Without giving effect to the Realignment Program, many of the outstanding options exercise prices are substantially above the current fair market value of the underlying Common Stock. In light of the volatility of telecommunications stocks and the depreciation of the Company's stock value, the Board determined that it was appropriate to adopt the Realignment Program.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Donald E. Lawson served as President and Chief Executive Officer until October 2001. During fiscal 2002, Mr. Lawson had an annualized base salary of $250,000. Mr. Lawson is no longer employed by the Company. As part of Mr. Lawson's severance package, Mr. Lawson received a payment of $411,250. During fiscal 2002, Robert Ripp was Interim President and Chief Executive Officer of the Company. During his time as President and Chief Executive Officer, Mr. Ripp received an annual base salary of $250,000 and bonuses of $0. As of July 8, 2002, Kenneth Brizel joined the Company as President and Chief Executive Officer. Mr. Brizel will receive a base salary of $260,000. He is eligible for a sign-on bonus of $100,000 payable ratably at 3, 6 and 18 months. Additional bonus will be based upon Board approved milestones. The Committee determines the base salary and bonus compensation to be paid to the President and Chief Executive Officer by evaluating a number of factors including competitive market compensation levels of executives of comparable companies as well as other subjective factors the Committee determines be applicable.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation  meets the  requirements for the  "performance-based"  exception to
Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the Committee believes that options granted under the Company's current equity compensation plans to such officers will meet the requirements for qualifying as performance-based, the Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Committee's policy to qualify, to the extent reasonable and practicable, its executive officers' compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

Compensation Committee:


Robert Ripp
Gary Silverman
James L. Adler, Jr.

                         COMPARISON OF STOCK PERFORMANCE

The following graph provides a comparison of the Company's cumulative total shareholder return with the performance of the NASDAQ Stock Market (U.S.) Index and the NASDAQ Electronic Components Stock Index as a Peer Group. The graph assumes an initial investment of $100.00 and reinvestment of dividends, if any. The performance graph below shall not be deemed incorporated by reference into any filing under, and shall not otherwise be deemed filed under, either the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference.

                 Comparison of 5 Year Cumulative Total Returns*
    Among LightPath Technologies, Inc., the NASDAQ Stock Market (U.S.) Index
                And the NASDAQ Electronic Components Stock Index

                    [COMPARISON OF STOCK PERFORMANCE GRAPH]

                                              June 1997    June 1998    June 1999    June 2000    June 2001    June 2002
                                              ---------    ---------    ---------    ---------    ---------    ---------
LightPath Technologies, Inc.                    100.00       104.44        35.00       707.79       158.22       16.00
NASDAQ Stock Market (U.S.) Index                100.00       131.63       189.11       279.59       151.56      103.34
NASDAQ Electronic Components Stock Index        100.00        99.04       176.01       438.94       161.58       97.80

----------
* $100 invested on June 30, 1997 in stock or index, including reinvestment of dividends. Date is for fiscal years ending June 30.

                                PROPOSAL NO. 2 -
        PROPOSAL TO APPROVE AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

     The Board of Directors of the Company, subject to the approval of the shareholders at the meeting, has approved the Amended and Restated Omnibus Plan, which has been amended and restated to combine the Company's Omnibus Incentive Plan and the Director's Stock Option Plan. In addition, the Amended and Restated Omnibus Plan will allow directors of the Company to participate under a newly drafted provision of the Company's current Omnibus Incentive Plan, which provides Directors the ability to receive restricted stock or unit award grants. Once approved by the shareholders, the Company will grant restricted stock awards to certain directors of the Company pursuant to the Realignment Program. See "Compensation Committee Report on Executive Compensation." In addition, the Company may grant additional restricted stock awards to the directors under the Amended and Restated Omnibus Plan in the future. A copy of the Amended and Restated Omnibus Plan is attached to this Proxy Statement as Appendix A.

RESTRICTED STOCK AWARDS

     Pursuant to the Realignment Program, the directors and executive officers of the Company will receive shares of Common Stock (the "Restricted Stock") pursuant to the terms of the Amended and Restated Omnibus Plan and as more fully described under the section captioned "Compensation Committee Report on
Executive Compensation." Upon award of the Restricted Stock, the shares of Common Stock will be subject to the terms and conditions of the Amended and Restated Omnibus Plan and restricted stock agreements, the form of which has been attached to this Proxy Statement as Appendix B.

     The Restricted Stock awarded to the executive officers will be subject to forfeiture (in annually decreasing amounts) over the term of the forfeiture period upon:

     *    termination (other than retirement, death or disability); or
     *    resignation.

     The Restricted Stock to be awarded to the directors will vest over the term of the restricted stock agreement. If a director elects to resign, is not re-elected as a director or is removed from office for any reason, all the Restricted Stock awarded to such director shall vest immediately pursuant to the restricted stock agreement.

     The table below sets forth the names and number of shares of Restricted Stock each director will receive and executive officer received in August 2002 under the Realignment Program:

                                  Number of Shares of     Number of Shares          Range of
                                    Restricted Stock     Underlying Options     Exercise Price of
         Name                           Awarded              Cancelled          Cancelled Options
         ----                           -------              ---------          -----------------
Restricted Stock Award
to be Granted Under
Proposal No. 2 (1)

James L. Adler, Jr.                      25,500                 30,000            $9.81 - $28.03

Dr. Steve Brueck                             --                     --                        --

Robert Bruggeworth                       17,000                 20,000                    $13.08

Louis Leeburg                            19,550                 23,000            $9.81 - $28.03

Gary Silverman                               --                     --                        --

                                  Number of Shares of     Number of Shares          Range of
                                    Restricted Stock     Underlying Options     Exercise Price of
         Name                           Awarded              Cancelled          Cancelled Options
         ----                           -------              ---------          -----------------
Restricted Stock Award
Granted in August 2002

Robert Ripp                             425,000                500,000                     $24.00

Kenneth Brizel                               --                     --                         --

Dennis Yost                             130,625                200,000                     $19.00

Robert Cullen                            11,750                 20,000                     $11.63

Mark Fitch                               33,525                 48,500            $7.875 - $16.59

Donna Bogue                              28,400                 43,500            $7.625 - $16.59

----------
(1) The shares of Restricted Stock granted to Mr. Adler, Mr. Leeburg and Robert Bruggeworth will be granted upon the approval by the stockholders of the proposal to approve the Amended and Restated Omnibus Plan. All other awards of shares of Restricted Stock were made in August 2002.

GRANT OF STOCK OPTIONS TO EMPLOYEES

     Under the Realignment Program, certain employees received additional options to purchase Common Stock.

     The Board believes that, to attract and retain officers, directors and employees of the highest caliber, provide increased incentive for such persons to strive to attain the Company's long-term goal of increasing shareholder value, and to continue to promote the well being of the Company, it is in the best interests of the Company and its shareholders to provide officers, directors and employees of the Company, through the granting of stock options and stock awards, the opportunity to participate in the appreciation in value of the Company's Common Stock. The Board of Directors believes that the Amended and Restated Omnibus Plan is necessary in retaining and motivating key employees and attracting and retaining experienced and seasoned individuals to work on behalf of the Company.

     The following table summarizes all options and stock awards granted to (i) each of the Named Officers, (ii) all executive officers as a group ("Executive Group"), (iii) all current directors who are not executive officers as a group, ("Non-Executive Director Group") and (iv) all non-executive officer employees as a group (the "Non-Executive Officer Employee Group"), as of August 15, 2002.

                                                            Shares Underlying
Name                            Position                      Options (1)(2)        Restricted Stock Awards
----                            --------                      --------------        -----------------------
Robert Ripp                     Interim CEO                      104,000                  425,000 (3)
Kenneth Brizel                  CEO and President                300,000 (4)              100,000 (4)
Mark Fitch                      Senior Vice President             16,000                    5,155
                                                                                           33,525 (3)
Dennis Yost                     Exec. VP, COO                     49,000                   11,895
                                                                                          130,625 (3)
Robert Cullen                   Exec. VP, President,
                                Horizon Photonics, Inc.           20,000                    4,758
                                                                                           11,750 (3)
Donna Bogue                     Senior VP, CFO                    16,000                    5,155
                                                                                           28,400 (3)
Total                                                            505,000                  126,963
                                                                                          629,300 (3)
Executive Group (6 persons)                                      106,000                   28,577
                                                                                          189,025 (3)
Non-Executive Director Group                                      60,000                        0
(5 persons)
                                                                                           62,050 (5)
Non-Executive Officer                                            598,145                    9,001
Employee Group
(130 persons)

----------
1.   Consists of Common Stock.
2. Stock options are issued at fair market value of the underlying common stock at date of grant.
3. Restricted Stock Award issued in August 2002 pursuant to Realignment Program that is discussed under the caption "Compensation Committee Report on Executive Compensation".
4.   Issued to Mr. Brizel upon joining the Company, July 2002.
5. Restricted Stock Award proposed for October 2002 pursuant to Realignment Program Proposal No. 2. See "Compensation Committee Report on Executive Compensation" above.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth as of June 30, 2002 (i) the number of securities to be issued upon exercise of outstanding options, warrants and rights, (ii) the weighted-average exercise price of outstanding options, warrants and rights, and (iii) the number of securities remaining available for future issuance under equity compensation plans with respect to all of the Company's equity compensation plans on an aggregate basis.

                                          (A)                      (B)                           (C)
                                   --------------------    --------------------     -------------------------------
                                   NUMBER OF SECURITIES                             NUMBER OF SECURITIES REMAINING
                                    TO BE ISSUED UPON       WEIGHTED-AVERAGE         AVAILABLE FOR FUTURE ISSUANCE
                                       EXERCISE OF          EXERCISE PRICE OF       UNDER EQUITY COMPENSATION PLANS
                                   OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES REFLECTED
PLAN CATEGORY                      WARRANTS AND RIGHTS     WARRANTS AND RIGHTS               IN COLUMN (A))
-------------                      --------------------    --------------------     -------------------------------
Equity Compensation Plans
Approved by Security Holders
Equity Compensation Plans               2,431,564                 $12.68                        323,000

Not Approved by Security Holders        2,086,848                 $11.47                         63,000
                                       ----------                 ------                       --------
Total                                   4,518,412                 $12.12                        386,000
                                       ==========                 ======                       ========

DESCRIPTION OF THE AMENDED AND RESTATED OMNIBUS PLAN

     Under the terms of the Amended and Restated Omnibus Plan, employees and officers of the Company and any subsidiary are eligible to receive incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code ("Code"), stock appreciation rights and/or performance bonuses of cash or stock. In addition, employees and officers of the Company and any subsidiary, and directors of the Company, are eligible to receive options that do not qualify as Incentive Options ("Nonqualified Options") and/or restricted stock or unit awards pursuant to the terms of the Amended and Restated Omnibus Plan. Generally, no consideration is received by the Company upon the grant of any options or awards; however, the Company will receive consideration upon exercise of any options. To date, the only forms of awards under the Amended and Restated Omnibus Plan have been Incentive Options, Nonqualified Options and restricted stock awards ("Restricted Stock Awards"). The Amended and Restated Omnibus Plan will be administered by the Board or a committee appointed by the Board (the "Omnibus Committee"). As of August 15, 2002, approximately 100 persons were eligible to participate in the Amended and Restated Omnibus Plan; however, awards may be granted only to such employees and officers of the Company as the Omnibus Committee selects from time to time in its sole discretion. The Amended and Restated Omnibus Plan will have 360,000 shares available for grant to the persons participating in the Amended and Restated Omnibus Plan.

     Incentive Options are generally exercisable for a period of up to ten years from the date of grant and the exercise price may not be less than the fair market value of the Common Stock on the date of the grant.

     Options granted under the Amended and Restated Omnibus Plan may be exercised only while the recipient is employed or retained by the Company or within three months after the date of termination of employment. However, if termination is due to death or permanent disability of the option holder, the option may be exercised within one year of the date of termination. To exercise an award, the option holder's payment may be made by cash or by any other means approved by the Board of Directors or the Omnibus Committee.

     Under the Amended and Restated Omnibus Plan, an option holder has none of the rights of a stockholder with respect to the shares issuable upon the exercise of the option or satisfaction of conditions for the award, until such shares are issued. No adjustment may be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the Amended and Restated Omnibus Plan. During the lifetime of the recipient, an award is exercisable only by the option holder. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

     Under the Amended and Restated Omnibus Plan, a Restricted Stock Award is a grant of stock of the Company that is subject to certain restrictions that the Company places on such stock. Typically, the restricted stock is subject to forfeiture by the recipient which gradually decreases in amount over a certain period of time. Other restrictions may be placed on the stock, including, but not limited to, transfer restrictions.

FEDERAL INCOME TAX CONSEQUENCES

     NONQUALIFIED STOCK OPTIONS. Generally, no income is recognized when a nonqualified stock option is granted to the optionholder. Generally, upon the exercise of a nonqualified stock option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the optionholder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

     INCENTIVE STOCK OPTIONS. Generally, no regular taxable income is recognized upon the exercise of an incentive option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an incentive option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the "Holding Periods"). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss.

     RESTRICTED STOCK. In general, the excess of the fair market value of the underlying shares of the restricted stock award over the amount paid for the restricted stock award will be taxed as ordinary income to the recipient in the first taxable year in which the underlying common shares are no longer subject to vesting or similar types of forfeiture restrictions. Alternatively, with respect to an individual who files a timely election under Section 83(b) of the Code, such excess will instead be taxed as ordinary income upon the effectiveness of the grant of such restricted stock award notwithstanding any vesting or similar types of forfeiture restrictions. The income realized by the recipient is generally treated as wages and will be subject to withholding taxes even though no cash is paid to the recipient by us.

     THE COMPANY DEDUCTION. We are entitled to a tax deduction in connection with the exercise of a nonqualified stock option equal to the ordinary income recognized by the optionholder (conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

     HOLDING PERIODS. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character.

     OTHER TAX CONSIDERATIONS. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the Amended and Restated Omnibus Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this proxy statement.

VOTE REQUIRED AND BOARD RECOMMENDATION

     On July 25, 2002, the Board of Directors resolved, subject to approval by the shareholders, to adopt the Amended and Restated Omnibus Plan to combine the Company's existing Omnibus Incentive Plan and Director's Stock Option Plan and to provide for the granting of restricted stock awards to directors of the Company. The affirmative vote of a majority of the votes entitled to be cast by the holders of Common Stock present in person or represented by proxy at the Annual Meeting is required to approve the Amended and Restated Omnibus Plan. The approval of the amendment will constitute the ratification of the Realignment Program.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSAL TO AMEND THE OMNIBUS PLAN.

         PROPOSAL NO. 3 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed the independent public accounting firm of KPMG to audit the Company's financial statements for the fiscal year ending June 30, 2003. KPMG has served as the Company's independent auditors since June 1996. Although it is not required to do so, the Board of Directors has submitted the selection of KPMG to the shareholders for ratification. Unless a contrary choice is specified, proxies will be voted for ratification of the selection of KPMG. Ratification of the appointment of KPMG as our independent auditors for fiscal 2003 will require the affirmative vote of the holders of at least a majority of the Company's outstanding shares represented in person or by proxy at the annual meeting. All of the directors and executive officers of the Company have advised the Company that they will vote their shares "FOR" the ratification of the appointment of KPMG as our independent auditors for the fiscal year 2003. Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     Notwithstanding the selection, the Board, in its discretion, may direct appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders. OUR BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF ITS SELECTION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2003.

     Notwithstanding the selection, the Board, in its discretion, may direct appointment of a new independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

     SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's 2003 annual shareholders' meeting must be received by the Company no later than May 20, 2003, to be evaluated by the Board for inclusion in the proxy statement for that meeting. Such proposals should be addressed to the Corporate Secretary, LightPath Technologies, Inc., 3819 Osuna N.E., Albuquerque, New Mexico, 87109. If a shareholder proposal is introduced at the 2002 annual meeting of shareholders without any discussion of the proposal in the Company's proxy statement, and the shareholder does not notify the Company on or before August 3, 2003, as required by the Commission's Rule 14(a)-4(c)(1), of the intent to raise such proposal at the annual meeting of shareholders, then proxies received by the Company for the 2003 annual meeting will be voted by the persons named as such proxies in the discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other business to be considered or acted upon at the annual meeting of shareholders other than that for which notice is provided, but in the event other business as to which the Company did not have notice of prior to August 3, 2002 is properly presented at the meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy. If any matter not appropriate for action at the meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.

                         2002 ANNUAL REPORT ON FORM 10-K

     Copies of the Company's annual report included in the Form 10-K for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission have been included in this mailing. Additional copies may be obtained without charge upon written request to Investor Relations, LightPath Technologies, Inc., 3819 Osuna N.E., Albuquerque, New Mexico 87109.

Dated: Albuquerque, New Mexico
       September 17, 2002

                                                                      Appendix A

                   AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

                             OMNIBUS INCENTIVE PLAN
                AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.
                             OMNIBUS INCENTIVE PLAN
                                October 15, 2002

1. PURPOSE.

This Amended and Restated Omnibus Incentive Plan (the "Plan") is intended as an amendment, restatement, and consolidation of the previous Amended LightPath Technologies, Inc. Omnibus Incentive Plan dated November 14, 2000 and LightPath Technologies, Inc Amended and Restated Directors Stock Option Plan dated November 14, 2000. This Plan is intended to provide incentive compensation to certain employees, officers and directors of LIGHTPATH TECHNOLOGIES, INC. (the "Company") or of its subsidiary corporations (the "Subsidiaries", as that term is defined in Section 424 of the Internal Revenue Code of 1986, as amended from time to time) in the form of cash or Company stock, to permit Plan participants to acquire or increase their proprietary interest in the success of the Company, and to encourage them to continue to perform services on behalf of the Company, and retain persons of training, experience, and ability. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2. EFFECTIVE DATE.

The effective date of this Plan is October 15, 2002, the date on which the Shareholders adopted this amendment and restatement.

3. DEFINITIONS.

For purposes of this Plan, the following terms shall have the meanings set forth below:

     (a) "Award" or "Awards" means an award or grant made to a Participant or Director under Sections 7 through 12, inclusive, of the Plan.

     (b) "Award Agreement" means the written document that sets forth the terms and conditions of an Award, as described in Section 18(e).

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended, together with the regulations promulgated thereunder.

     (e) "Committee" means the Board, the Compensation Committee of the Board, or any committee of the Board performing similar functions, constituted as provided in Section 4 of the Plan.

     (f) "Common Stock" means the Class A Common Stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

     (g)  "Company"  means  LightPath   Technologies,   Inc.  or  any  successor
corporation.

     (h) "Consultants" means any person who performs services on behalf of the Company from time to time on an independent contractor basis; provided, however, that such services shall not be in connection with the offer and sale of securities in a capital-raising transaction.

     (i) "Director" means an individual who: (i) is a member of the Board as a director; (ii) is not an employee of the Company or any Subsidiary; and (iii) in the event the Company becomes subject to the provisions of the Exchange Act, is not eligible, and has not been eligible for at least one year prior to becoming a nonemployee director of the Company, to receive a grant or award of equity securities pursuant to a plan of the Company or any affiliate of the Company that is administered by any person having discretion with respect to the selection of participants and/or the amount of awards, as determined under Rule 16b-3 promulgated under the Exchange Act.

     (j) "Director's Restricted Award" means an Award granted pursuant to the provisions of Section 12 of the Plan.

     (k) "Director's Option" means an option to purchase shares of Common Stock granted pursuant to the provisions of Section 11 of the Plan.

     (l) "Director's Option Agreement" means the written document that sets forth the terms and conditions of an Option, as described in Section 11.

     (m) "Director's Restricted Stock Grant" means an Award of shares of Common Stock granted pursuant to the provisions of Section 12 of the Plan.

     (n) "Director's Restricted Unit Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 12 of the Plan.

     (o)"Disability" means permanent and total disability. An individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (p) "Eligibility Date" means the date as of which an individual first becomes a Director.

     (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

     (r) "Fair Market Value" means on any given date (i) the highest closing price of the Common Stock on any established national exchange or exchanges or, if no sale of Common Stock is made on such day, the next preceding day on which there was a sale of such stock, or (ii) if the Common Stock is quoted in the over-the-counter market reported by the National Association of Securities Dealers, Inc., the mean between the closing bid and low asked quotations of the Common Stock for such date, or (iii) if the Common Stock is neither quoted on an exchange nor in the over-the-counter market, then the fair market value as determined by the Committee, taking into account various factors consistent with the provisions of applicable law pertaining to the valuation of stock for federal income tax purposes.

     (s) "Incentive Stock Option" means any Stock Option (as defined below) that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (t) "Nonqualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 7 of the Plan that is not an Incentive Stock Option.

     (u)  "Original  Options"  has the meaning  given the term as  described  in
Section 7 or Section 12 of the Plan, as applicable.

     (v) "Participant" means an employee or officer of the Company or any Subsidiary, who is granted an Award under the Plan.

     (w) "Performance Bonus Award" means an Award of cash and/or shares of Common Stock granted pursuant to the provisions of Section 10 of the Plan.

     (x) "Plan" means this Omnibus Incentive Plan, as set forth herein and as it may be hereafter amended.

     (y) "Reload Options" has the meaning given the term in Section 7 or Section 12 of the Plan, as applicable.

     (z) "Restricted Award" means an Award granted pursuant to the provisions of
Section 9 of the Plan.

     (aa) "Restricted Stock Grant" means an Award of shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

     (bb) "Restricted Unit Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

     (cc) "Stock Appreciation Right" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

     (dd) "Stock Option" means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

     (ee) "Subsidiary" means any corporation or entity in which the company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power, whether existing at the date of institution of this Plan or subsequently.

     (ff) "Ten Percent Shareholder" means a person who owns (or is considered to own after taking into account the attribution of ownership rules of Section 424(d) of the code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.

4. ADMINISTRATION.

     (a) The Plan shall be administered by the Board or by the Committee, as appointed from time to time by the Board. The Board may from time to time remove members from, or add members to, the Committee. In the event the Company becomes subject to the provisions of the Exchange Act, the Board shall perform the functions of the Committee or the Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act or any successor rule ("Rule 16b-3").

     (b) A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

     (c) The  Committee is  authorized  to construe and  interpret  the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and Directors and any person validly claiming under or through any Participant or Director.

     (d) The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that in the event the Company becomes subject to the provisions of the Exchange Act, the Committee may not delegate its authority with regard to selection for participation of, and the granting of Awards to, persons subject to Sections 16(a) and 16(b) of the Exchange Act or who are eligible to receive Awards under the Plan.

     (e) The Committee is expressly authorized to make modifications to the Plan as necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants or Directors and the Plan, subject to those restrictions that are set forth in Section 17 below.

     (f) The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

5. ELIGIBILITY.

Persons eligible for Awards under the Plan shall consist of: (i) employees, officers, and Consultants of the Company or its Subsidiaries (with respect to Sections 7 through 10, hereof); and (ii) Directors (with respect to Sections 11 and 12 hereof) of the Company or its Subsidiaries, who from time to time shall be designated by the Committee.

6. COMMON STOCK SUBJECT TO PLAN.

     Shares of Common Stock Subject to Plan. The maximum number of shares of Class A Common Stock in respect of which Awards may be granted under the Plan (the "Plan Maximum") shall be 3,725,000, subject to adjustment as provided in
Section 15 below. Common Stock issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. The following terms and conditions shall apply to Common Stock subject to the
Plan:

     (i) In no event shall more than the Plan Maximum be cumulatively available for Awards under the Plan;

     (ii) For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations, (A) the number of shares of Common Stock subject to issuance upon exercise or settlement of Awards (regardless of vesting), and (B) the number of shares of Common Stock which equal the value of Restricted Unit Grants or Stock Appreciation Rights determined at the dates on which such Awards are granted;

     (iii) If any Awards are forfeited, terminated, expire unexercised, settled in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were previously subject to the Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of the Awards;

     (iv) Any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for Awards under the Plan; and

     (v) Any shares of Common Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan.

7. STOCK OPTIONS.

     Stock Options granted under the Plan may be in the form of Incentive Stock Options, Deferred Compensation Stock Options, or Non-Qualified Stock Options (collectively, the "Stock Options").

     Subject to the provisions of the Code, any Stock Option granted in the form of an Incentive Stock Option shall continue to be treated as an outstanding Stock Option hereunder, even if it ceases to be treated as an Incentive Stock Option under the Code. Such Stock Option shall be treated as a Nonqualified Stock Option, subsequent to the time it ceases to qualify as an Incentive Stock Option under the Code.

     Stock Options shall be subject to the following terms and conditions, and each Stock Option shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

     (a) Grant. Stock Options shall be granted separately. In no event will Stock Options or Awards be issued in tandem whereby the exercise of one affects the right to exercise the other.

     (b) Stock Option Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement. The Committee may specify an exercise price for a Nonqualified Stock Option which is less than, equal to, or greater than the Fair Market Value of the Common Stock on the date of the grant of the Nonqualified Stock Option. The Committee may also issue Nonqualified Stock Options with an exercise price less than the Fair Market Value of the Common Stock on the date of the grant, in satisfaction of the Company's obligations to pay deferred compensation. Such Stock Options shall be referred to hereunder as "Deferred Compensation Stock Options. However, in no event shall the exercise price of an Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of the Incentive Stock Option. In the case of a Ten Percent Shareholder, the exercise price of an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grant.

     (c) Option Term. The term of each Nonqualified Stock Option and Deferred Compensation Stock Options, shall be determined by the Committee and set forth in the Award Agreement. The term of Incentive Stock Options shall not exceed ten
(10) years after the date the Incentive Stock Option is granted, and the term of any Incentive Stock Options granted to Ten Percent Shareholders shall not exceed five (5) years after the date of the grant.

     (d) Exercisability.

     (i) Incentive Stock Options and Nonqualified Stock Options shall be exercisable at the time or times determined by the Committee and set forth in the Award Agreement, provided, however, that except as provided in sections 13(a), 13(b), 13(c), and 16, no Incentive Stock Option shall be exercisable prior to the first anniversary of the date of grant. Notwithstanding the previous sentence, Stock Options may be exercised at an earlier date, pursuant to the provisions of Section 16 hereof.

     (ii) Reload Options shall become exercisable in accordance with Section 7(h)(iii) hereof. Deferred Compensation Stock Options shall become exercisable in accordance with the terms of the grant thereof as established by the Committee and set forth in the Award Agreement.

     (e) Method of Exercise. Subject to applicable exercise restrictions set forth in Section 7(d) above, a Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Section 7(f) hereof:

     (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates;

     (ii) if acceptable to the Committee, by delivery of shares of Common Stock already owned by the Participant, which shares, including any cash tendered therewith, have an aggregate Fair Market Value (determined as of the date preceding the Company's receipt of exercise notice) equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

     (iii) if acceptable to the Committee, by delivery to the Company of an exercise notice that (i) requests the Company, subsequent to the exercise of the Option and prior to the actual delivery of any shares of Common Stock to the Participant, to arrange for the sale of that number of shares of Common Stock that have a value equal to the exercise price of the Option and (ii) agrees that the Company may use the proceeds of such sale to discharge the Participant's liability to pay to the Company the exercise price of such Option.

     (f) Restrictions on Method of Exercise. Notwithstanding the foregoing payment provisions, the Committee, in granting Stock Options pursuant to the Plan, may limit the methods by which a Stock Option may be exercised by any person and in processing any purported exercise of a Stock Option granted pursuant to the Plan, may refuse to recognize the method of exercise selected by the Participant (other than the method of exercise set forth in Section 7(e)(i)), if, in the opinion of counsel to the Company, (i) the Participant is, or within the six months preceding such exercise was, subject to reporting under
Section 16(a) of the Exchange Act, and (ii) there is a substantial likelihood that the method of exercise selected by the Participant would subject the Participant to substantial risk of liability under Section 16 of the Exchange Act. Furthermore, no Incentive Stock Option may be exercised in accordance with the methods of exercise set forth in subsections 7(e)(ii) and 7(e)(iii) above unless, in the opinion of counsel to the Company, such exercise would not have a material adverse effect upon the incentive stock option tax treatment of any outstanding Incentive Stock Options or Incentive Stock Options that thereafter may be granted pursuant to the Plan.

     (g) Tax Withholding. In addition to the alternative methods of exercise set forth in Section 7(e), holders of Nonqualified Stock Options, subject to the discretion of the Committee, may be entitled to elect at or prior to the time the exercise notice is delivered to the Company, to have the Company withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option the number of shares of Common Stock (determined based on the Fair Market Value as of the date preceding the Company's receipt of the exercise notice) that is necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option; provided, however, that the amount of the Fair Market Value of the shares so withheld does not exceed the tax on such exercise at the maximum marginal tax rate. If withholding is made in shares of the Common Stock pursuant to the method set forth above, the Committee, in its sole discretion, may grant " Reload Option(s)" (as defined in
Section 7(h) below) on the terms specified in Section 7(h) below for the shares so withheld. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect to satisfy his or her withholding tax obligation in respect of any exercise as contemplated above if, in the opinion of counsel to the Company, (i) the holder of the Nonqualified Stock Option is, or within the six months preceding such exercise was, subject to reporting under
Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the election or timing of the election would subject the holder to a substantial risk of liability under Section 16 of the Exchange Act, or (iii) such withholding would have an adverse tax or accounting effect to the Company.

     (h) Grant of Reload Options. Whenever the Participant holding any Incentive Stock Option or Nonqualified Stock Option (the "Original Option") outstanding under this Plan (including any "Reload Options" granted under the provisions of this Section 7(h)) exercises the Original Option, then the Committee may, in its sole discretion, grant a new option (the "Reload Option") for additional shares of Common Stock in an amount to be determined in its sole discretion. All such Reload Options granted hereunder shall be on the following terms and conditions:

     (i) The Reload Option price per share shall be determined by the Committee and set forth in the Award Agreement;

     (ii) The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on terms specified in the Reload Option, as determined by the Committee; and

     (iii) Any Reload Option granted under this Section 7(h) shall become exercisable on terms specified in the Reload Option, as determined by the Committee.

     In the event the  Committee  determines  that the price per share of Common
Stock under a Reload Option is one hundred percent (100%) of the Fair Market Value of such a share on the date of grant of such option (or one hundred ten percent (110%) of such Fair Market Value of a share under a grant to a Ten Percent Shareholder), the Committee in its sole discretion may designate such Reload Option as an Incentive Stock Option.

     Even if the shares of Common Stock which are issued upon exercise of the Original Option are sold within one (1) year following the exercise of the Original Option such that the sale constitutes a disqualifying disposition for purposes of Incentive Stock Option treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

     (i) Special Rule for  Incentive  Stock  Options.  With respect to Incentive
Stock Options granted under the Plan, the aggregate Fair Market Value (determined as of the date Incentive Stock Options are granted) of the number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other limits as may be required by the Code.

     (j) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under such Section 422 of the Code. To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

     (i) if a Participant's employment is terminated by reason of death or Disability and the Incentive Stock Option by action of the Committee becomes exercisable in whole or in part after the post-termination period specified in Section 13(a) or 13(b), such Stock Option or portion thereof shall be treated as a Nonqualified Stock Option;

     (ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control (as defined in Section 16 below), such that the holding period or term of exercise rules applicable to Incentive Stock Options are not met, then such Incentive Stock Option shall be treated as a Nonqualified Stock Option;

     (iii) if the Committee so approves, an Incentive Stock Option exercise may be made which exceeds the $100,000 limitation set forth in Section 7(i) above, with such excess to be treated as a Nonqualified Stock Option; and

     (iv) if the Committee so approves, the option term and the terms of exercise of the Incentive Stock Option can be changed, with the consent of the Participant, such that the Incentive Stock Option loses its status as such under the Code, and the entire Stock Option is treated as a Nonqualified Stock Option.

8. STOCK APPRECIATION RIGHTS

     The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable:

     (a) Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, (or such other lesser or greater price as may be set by the Committee), multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

     (b) Grant. A Stock Appreciation Right shall be granted separately. In no event will Stock Appreciation Rights and other Awards be issued in tandem whereby the exercise of one such Award affects the right to exercise the other.

     (c) Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee shall establish procedures to provide that, with respect to any Participant subject to
Section 16(b) of the Exchange Act who would receive cash in whole or in part upon exercise of the Stock Appreciation Right, such exercise may only occur during an exercise period described in Rule 16b-3(e)(3)(iii) (as such provision exists from time to time) which, as of the date of adoption of this Plan, is a period beginning on the third (3rd) business day following the Company's public release of quarterly or annual summary statements of sales and earnings and ending on the twelfth (12th) business day following such public release ("Window period"). To the extent it is not inconsistent with the preceding sentence, the Committee, in its discretion, may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates, or that a Stock Appreciation Right may be exercised during only limited time periods.

     (d) Form of Payment. Payment to the Participant upon exercise of a Stock Appreciation Right may be made (i) in cash, by certified or cashier's check or by money order, (ii) in shares of Common Stock, or (iii) any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, or with respect to payments contemplated in clauses (i) and (ii) above, at the time of the exercise.

9. RESTRICTED AWARDS.

     Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

     (a) Restricted Stock Grants. A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 9(d) below; provided, however, that the Committee shall require a Participant who has not been employed by or performed services for the Company as of the date of grant, to pay an amount at least equal to the par value of the shares of Common Stock subject to the Restricted Stock Grant within thirty (30) days of the grant. Failure to pay such amount shall result in the automatic termination of the Restricted Stock Grant.

     (b) Restricted Unit Grants. A Restricted Unit Grant is an Award of units granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Based on the discretion of the Committee at the time a Restricted Unit Grant is awarded to a Participant, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

     (c) Grant of Awards. Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock. The certificate shall be registered in the name of the Participant, shall be accompanied by a stock power duly executed by the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificates evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

     (d) Restriction Period. Restricted Awards shall provide that in order for a Participant to vest in the Awards, the Participant must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period specified by the Committee commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award ("Restriction period") During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Participant shall be entitled to receive his or her Restricted Award or the applicable portion thereof, as the case may be. Upon termination of a Participant's employment with the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

     (e) Payment of Awards. A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier's check or by money order, (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine, subject, however, to any applicable Window Period requirement imposed by the Committee with respect to Restricted Unit Grants settled in whole or in part in cash. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

     (f) Rights as a Shareholder. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

10. PERFORMANCE BONUS AWARDS.

     Performance Bonus Awards granted under the Plan may be in the form of cash or shares of Common Stock, or a combination thereof. Performance Bonus Awards may be granted under the Plan in such form as the Committee may from time to time approve. Subject to the terms of the Plan, the Committee shall determine the Performance Bonus Awards to be granted to a Participant for any given calendar year, and the Committee may impose different terms and conditions on any particular Performance Bonus Award made to any Participant including, but not limited to, restrictions on the sale, assignment and transfer of Common Stock covered by a Performance Bonus Award.

11. GRANT OF DIRECTOR'S OPTIONS.

     (a) General.  A Director's  Option shall be granted  pursuant to Subsection
(b) below, to each person who is a Director. Each Director's Option shall be evidenced by a Director's Option Agreement in a form specified by the Board containing such terms and conditions that are consistent with the terms of this Plan or applicable law. A Director's Option granted to a Director under this Plan shall be in addition to regular directors' fees or other benefits with respect to the Director's position with the Company or any of its Subsidiaries. Neither the Plan nor any Director's Option granted under the Plan shall confer upon any person any right to continue to serve as a director of the Company.

     (b) Grant. (1) A Director shall be granted, effective as of the Director's Eligibility Date, an option to purchase 20,000 shares of Common Stock which shall vest 1/12 per month for one year. (2) Each director shall be granted an additional option as an annual grant ("Annual Grant") to purchase 4,000 shares of Common Stock at the annual meeting. The Annual Grant shall vest 1/12 per month for one year. The director must be active at the annual meeting to obtain this Annual Grant.

A Director's Option shall be exercisable, only if the Director has continued to perform services as a director of the Company during the period beginning on the date the Director's Option is first granted and ending on the date the relevant portion of the Director's Option is first exercisable, as the case may be. The exercisability of an Director's Option upon cessation of such services is set forth in Subsection (f), below.

The term of an Director's Option grant pursuant to this Subsection (b) shall be ten (10) years commencing as of the effective date of the grant, regardless of whether the relationship between the individual and the Company terminates or changes. The exercise price for a share of Common Stock under a Director's Option grant pursuant to this Subsection (b) shall be the Fair Market Value of a share of Common Stock as of the effective date of the grant.

     (c) Method of Exercise. Subject to applicable exercise restrictions set forth herein, a Director's Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Subsection (d), below:

          (1) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Board) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates;
          (2) if acceptable to the Board, by delivery of shares of Common Stock already owned by the Director, which shares, including any cash tendered therewith, have an aggregate Fair Market Value (determined as of the date preceding the Company's receipt of exercise notice) equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or
          (3) if acceptable to the Board, by delivery to the Company of an exercise notice that (i) requests the Company, subsequent to the exercise of the Director's Option and prior to the actual delivery of any shares of Common Stock to the Director, to arrange for the sale of that number of shares of Common Stock that have a value equal to the exercise price of the Director's Option and (ii) agrees that the Company may use the proceeds of such sale to discharge the Director's liability to pay to the Company the exercise price of such Director's Option.

     (d) Restrictions on Method of Exercise. Notwithstanding the foregoing payment provisions, the Board may refuse to recognize the method of exercise selected by the Director (other than the method of exercise set forth in Subsection (c)(1)), above, if, in the opinion of counsel to the Company, (i) the Director is, or within the six months preceding such exercise was, subject to

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
reporting under Section 16(a) of the Exchange Act, and (ii) there is a substantial likelihood that the method of exercise selected by the Director would subject the Director to substantial risk of liability under Section 16 of the Exchange Act.

     (e) Grant of Reload Options. Whenever a Director holding any Director's Option (the "Original Option") outstanding under this Plan (including any "Reload Options" granted under the provisions of this Subsection (e)) exercises the Original Option and makes payment of the option price by tendering shares of Common Stock previously held by him or her, then the Board will grant a new option (the "Reload Option") for additional shares of Common Stock equal to the number of shares tendered by the Director in payment of the option price for the Original Option being exercised. All such Reload Options granted hereunder shall be on the following terms and conditions:

          (1) The Reload Option exercise price per share shall be an amount equal to the then current Fair Market Value of a share of Common Stock, determined as of the date of the Company's receipt of the exercise notice for the Original Option;
          (2) The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on the expiration of the option period of the Original Option or two (2) years from the date of the grant of the Reload Option, whichever is later,
          (3) Any Reload Option granted under this Subsection (e) shall become exercisable one (1) year following the date of exercise of the Original Option; and
          (4) All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option.

     (f) Exercisability of Director's Options and Reload Options Upon Termination of Relationship with the Company. Notwithstanding anything in the Plan to the contrary, a Director who ceases to perform services as a director of the Company for any reason (including death and Disability) shall be entitled to exercise any outstanding Director's Options or Reload Options for the remainder of each of such option's term, but only to the extent such option was exercisable as of the date of such cessation of services. In the event of the death of the Director, the Director's beneficiary shall be entitled to exercise any outstanding Director's Options or Reload Options to the extent permitted in accordance with the preceding sentence.

     (g) Non-transferability of Director's Options or Reload Options. No Director's Option or Reload Option and no rights or interest therein shall be assignable or transferable by a Director except by will or the laws of descent and distribution. During the lifetime of the Director or the Director's beneficiary, as the case may be, Director's Options and Reload Options are exercisable only by the Director, or the Director's beneficiary, as the case may be, or the legal representative of the Director or the Director's beneficiary.

     (h) Section 83(b) Election. If as a result of exercising an Option, a Director receives shares of Common Stock that are subject to a "substantial risk of forfeiture" and are not "transferable" as those terms are defined for purposes of Section 83(b) of the Code, then such Director may elect under
Section 83(b) to include in his gross income, for the taxable year in which the shares of Common Stock are transferred to him, the excess of the fair market value of such shares at the time of transfer (determined without regard to any restriction other than one which by its terms will never lapse), over the amount paid for such shares. If the Director makes the Section 83(b) election described above, the Director shall (i) make the election in a manner that is satisfactory to the Board; (ii) provide the Company with a copy of such election; and (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election.

     (i) Option Agreement and Beneficiary Designation. Each Director receiving an Option grant under the Plan shall enter into an Option Agreement with the

Company in a form specified by the Board agreeing to the terms and conditions of the Option. Each Director receiving an Option grant under the Plan shall designate one or more beneficiaries who may elect to exercise any Options exercisable upon or after the death of the Director.

12. DIRECTOR'S RESTRICTED AWARDS.

     Director's Restricted Awards granted under the Plan may be in the form of either Director's Restricted Stock Grants or Director's Restricted Unit Grants. Director's Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

     (a) Director's Restricted Stock Grants. A Director's Restricted Stock Grant is an Award of shares of Common Stock transferred to a Director subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 12(d) below; provided, however, that the Committee shall require a Director who has not performed services as a Director for the Company as of the date of grant, to pay an amount at least equal to the par value of the shares of Common Stock subject to the Director's Restricted Stock Grant within thirty (30) days of the grant. Failure to pay such amount shall result in the automatic termination of the Director's Restricted Stock Grant.

     (b) Director's Restricted Unit Grants. A Director's Restricted Unit Grant is an Award of units granted to a Director subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Director forfeit such units upon his termination as a director of the Company for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Based on the discretion of the Committee at the time a Director's Restricted Unit Grant is awarded to a Director, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Director's Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

     (c) Grant of Awards. Director's Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Director's Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Director's Restricted Awards to be granted to a Director and the Committee may impose different terms and conditions on any particular Director's Restricted Award made to any Director. Each Director receiving a Director's Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock. The certificate shall be registered in the name of the Director, shall be accompanied by a stock power duly executed by the Director, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificates evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

     (d) Restriction Period. Director's Restricted Awards shall provide that in order for a Director to vest in the Awards, the Director must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period specified by the Committee commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award ("Restriction period") During the Restriction Period, a Director may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Director's Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Director shall be entitled to receive his or her Director's Restricted Award or the applicable portion thereof, as the case may be. Upon termination of a Director as a director of the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

     (e) Payment of Awards. A Director shall be entitled to receive payment for a Director's Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Director's Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier's check or by money order, (ii) in shares of Common Stock equal to the number of units granted under the Director's Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine, subject, however, to any applicable Window Period requirement imposed by the Committee with respect to Director's Restricted Unit Grants settled in whole or in part in cash. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

     (f) Rights as a Shareholder. A Director shall have, with respect to the shares of Common Stock received under a Director's Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Director's Restricted Stock Grant shall be treated as additional shares under the Director's Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Director's Restricted Stock Grant with respect to which the dividends are issued.

13. TERMINATION OF EMPLOYMENT.

     The terms and conditions under which an Award (other than an Award of Incentive Stock Options) may be exercised after a Participant's termination of employment, or a Director's termination as a director of the Company, shall be determined by the Committee and set forth in the Award Agreement. The conditions under which such post-termination exercises shall be permitted with respect to Incentive Stock Options shall be determined as provided below:

     (a) Termination by Death. Subject to Section 7(j), if a Participant's employment by the Company or any Subsidiary terminates by reason of the Participant's death or if the Participant's death occurs within three months after the termination of his or her employment, any Award held by such Participant may thereafter be exercised, to the extent such Award otherwise was then exercisable by the Participant, by the legal representative of the Participant's estate or by any person who acquired the Award by will or the laws of descent and distribution, for a period of one year from the Participant's termination of employment (as contemplated in this Section 13(a)) or until the expiration of the stated term of the Award, whichever period is the shorter. Any right of exercise under a nonvested Award held by a Participant at the time of his or her death is extinguished and terminated.

     (b) Termination by Reason of Disability. Subject to Section 7(j), if a Participant's employment by the Company or Subsidiary terminates by reason of Disability, any Award held by such Participant may thereafter be exercised by the Participant, to the extent such Award otherwise was then exercisable by the Participant, for a period of one year from the date of such termination of employment or until the expiration of the stated term of such Award, whichever period is the shorter; provided, however, that if the Participant dies within such one-year period, any unexercised Award held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time such death or until the expiration of the stated term of such Award, whichever period is shorter. Any right of exercise under a nonvested Award held by the Participant at the time of his or her termination by reason of Disability is terminated and extinguished.

     (c) Other Termination. Subject to Section 7(j), if a Participant's employment by the Company or any Subsidiary is terminated for any reason, any Award held by the Participant at the time of his or her termination shall be exercisable, to the extent otherwise then exercisable, for the lesser of three
(3) months from the date of such termination or the balance of the term of the Award, and any right of exercise under any nonvested Award held by a Participant at the time of his or her termination is terminated and extinguished. Pursuant to Section 7(j)(iv), the Committee with the Participant's consent may change the option term and the terms of exercise of an Incentive Stock Option subject to this Section 11(c), such that the Incentive Stock Option loses its status as such under the Code, and the entire Stock Option is treated as a Nonqualified Stock Option.

14. NON-TRANSFERABILITY OF AWARDS.

     No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant or a Director except by will or the laws of descent and distribution, after which assignment Section 13(a) hereof shall apply to exercise of the Award by the assignee. During the lifetime of a Participant or Director, Awards are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant, Director or his or her legal representative.

15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

     (a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     (b) In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, the Board, in its discretion, may make proportionate adjustments it deems appropriate to reflect such change with respect to (i) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (ii) the number of shares of Common Stock covered by each outstanding Award, and (iii) the price per share in respect of the outstanding Awards. Notwithstanding the foregoing, the Board may only increase the aggregate number of shares of Common Stock for which Awards may be granted under the Plan solely to reflect the change, if any, of the capitalization of the Company or a Subsidiary.

     (c) The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

16. CHANGE OF CONTROL.

     (a) In the event of Change of Control (as defined in Paragraph (b) below) of the Company, and except as the Board may expressly provide otherwise in resolutions adopted prior to the date of the Change of Control:

     (i) All Director's Options, Stock Options or Stock Appreciation Rights then outstanding with respect to an affected Participant or Director shall become fully exercisable as of the applicable date; and

     (ii) All restrictions and conditions of all Director's Restricted Unit Grants, Director's Stock Grants, Restricted Stock Grants, Restricted Unit Grants and Performance Bonus Awards then outstanding with respect to an affected Participant shall be deemed satisfied as of the applicable date.

     For purposes of this subsection (a), "applicable date" shall mean the earlier of the three dates on which occur the events described in subsections
(b)(i) through (b)(ii) below:

     (b) A "Change of Control" shall be deemed to have occurred with respect to a Participant or Director upon the occurrence of any one of the following events, other than a transaction with another person controlled by the Company or its officers or directors, or a benefit plan or trust established by the Company for its employees:

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
     (i) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes owner of shares of Common Stock of the Company with respect to which fifty-one percent (51%) or more of the total number of votes for the election of the Board may be cast;

     (ii) The stockholders of the Company approve an agreement providing for the sale or other disposition of all or substantially all of the assets of the Company; or

17. AMENDMENT AND TERMINATION.

     (a) Amendments Without Shareholder Approval. Except as set forth in Sections 17(b) and 17(c) below, the Board may, without further approval of the shareholders, at any time amend, alter, discontinue or terminate this Plan, in such respects as the Board may deem advisable.

     (b)  Amendments  Requiring  Shareholder  Approval.  Except  as set forth in
Section 17(c) below, to comply with the restrictions set forth in Rule 16b-3 promulgated under the Exchange Act, as amended and in effect from time to time (or any successor rule) and to comply with the Code and accompanying regulations, but subject to changes in law or other legal requirements (including any change in the provisions of Rule 16b-3 and the Code and accompanying Regulations that would permit otherwise), the Board must obtain approval of the shareholders to make any amendment that would (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 13 of the plan), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan.

     (c) Prohibited Amendments. Notwithstanding Sections 17(a) and 17(b), under no circumstances may the Board or Committee (i) amend, alter, discontinue or terminate the requirements set forth in Sections 7(b), 7(c), 7(i) and 7(j) with respect to Incentive Stock Options (except as otherwise permitted in Section 7), unless (a) such modifications are made to comply with changes in the tax laws, or (b) the Plan is completely terminated, or (ii) make any amendment, alteration or modification to the Plan that would impair the vested rights of a Participant under any Award theretofore granted under this Plan, except as provided in
Section 18(c).

18. MISCELLANEOUS MATTERS.

     (a) Tax Withholding. In addition to the authority set forth in Section 7(g) above, the Company shall have the right to deduct from a Participant's wages or from any settlement, including the delivery of shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments, or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

     (b) No Right to Employment or Directorship. Neither the adoption of the Plan nor the granting of any Award shall confer upon any person any right to continue employment or board membership with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Participant at any time, with or without cause, or the right of the Board to remove a Director.

     (c) Annulment of Awards. The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant or Director becomes entitled to the certificates in settlement thereof. In the event the employment of a Participant is terminated for cause (as defined below), or a Director is removed by the Board for cause, any Award which is provisional shall be annulled as of the date of such termination for cause. For the purpose of this Section 16(c), the term "terminated for cause" means any discharge for violation of the policies and procedures of the Company or a Subsidiary or for other job performance or conduct which is detrimental to the best interests of the Company or a Subsidiary.

     (d) Securities Law Restrictions. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to refer to those restrictions. Further, without limiting the foregoing, each person exercising a Stock Option, Director's Option, or Reload Option may be required by the Company to give a representation in writing that he or she is acquiring shares of Common Stock for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof (regardless of whether such option and shares of Common Stock covered by the Plan are registered under the Securities Act of 1933, as amended). As a condition of transfer of the certificate evidencing shares of Common Stock, the Board may obtain such other agreements or undertakings, if any, that it may deem necessary or appropriate to assume compliance with any provisions of the Plan or any law or regulation. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the shares of Common Stock are then listed, and any applicable Federal or state securities laws. The Board may cause a legend or legends to be put on any such certificate to refer to those restrictions.

     (e) Award Agreement. Each Participant receiving an Award under the Plan shall enter into an, Award Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee, in its sole discretion, shall determine.

     (f) Costs of Plan. The costs and expenses of administering the Plan shall be borne by the Company.

     (g) Government Regulations. The Plan and the granting and exercise of Options hereunder, and the obligations of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     (h) Interpretation. If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions of the Plan, but instead the Plan shall be construed and enforced as if such provisions had never been included in the Plan. Headings contained in the Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

     (g) Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware

October 15, 2002

                                                                      Appendix B
                       FORM OF RESTRICTED STOCK AGREEMENT

                           RESTRICTED STOCK AGREEMENT

     THIS RESTICTED STOCK AGREEMENT is entered into as of the Effective Date specified on Exhibit A by and between LIGHTPATH TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and the UNDERSIGNED DIRECTOR ("Director").

     1. AWARD

          (a)  SHARES.   Pursuant  to  the   Amended  and   Restated   LightPath
Technologies, Inc. Omnibus Incentive Plan (the "Plan"), the number of shares ("Restricted Shares") of the Company's Common Stock ("Stock") set forth on Exhibit A shall be issued as hereinafter provided in Director's name subject to certain restrictions thereon.

          (b) ISSUANCE OF RESTRICTED SHARES. The Restricted Shares shall be issued upon acceptance of this Agreement by Director and upon satisfaction of the conditions of this Agreement.

          (c) PLAN INCORPORATED. Director acknowledges receipt of a copy of the Plan, and agrees that this award of Restricted Shares shall be subject to all of the terms and conditions set forth in the Plan, including future amendments thereto, if any, pursuant to the terms thereof, which Plan is incorporated herein by reference as a part of this Agreement. Unless defined in this Agreement, capitalized terms shall be as defined in the Plan.

     2. RESTRICTED SHARES. Director hereby accepts the Restricted Shares when issued and agrees with respect thereto as follows:

          (a) FORFEITURE RESTRICTIONS. The Restricted Shares may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of to the extent then subject to the Forfeiture Restrictions (as defined below), and in the event of termination of Director's membership on the Board of Directors of the Company or a Subsidiary for any reason other than (i) death, or (ii) Disability, or except as otherwise provided in the last sentence of subparagraph (b) of this Paragraph 2, Director shall, for no consideration, forfeit to the Company all Restricted Shares to the extent then subject to the Forfeiture Restrictions. The prohibition against transfer and the obligation to forfeit and surrender Restricted Shares to the Company upon termination of employment are herein referred to as "Forfeiture Restrictions." The Forfeiture Restrictions shall be binding upon and enforceable against any transferee of Restricted Shares.

          (b) LAPSE OF FORFEITURE RESTRICTIONS. The Forfeiture Restrictions shall lapse as to the Restricted Shares in accordance with the lapse schedule set forth on Exhibit A provided that Director has been continuously a Director of the Company from the date of this Agreement through the applicable lapse date. Notwithstanding the foregoing, the Forfeiture Restrictions shall lapse as to all of the Restricted Shares on the earlier of (i) the occurrence of a Change of Control or (ii) the date Director's membership on the Board of Directors of the Company is terminated by reason of death, Disability, or any other reason, including without limitation resignation.

          (c) CERTIFICATES. A certificate evidencing the Restricted Shares shall be issued by the Company in Director's name or, at the option of the Company, in the name of a nominee of the Company, pursuant to which Director shall have voting rights and shall be entitled to receive all dividends unless and until the Restricted Shares are forfeited pursuant to the provisions of this Agreement. The certificate shall bear a legend evidencing the nature of the Restricted Shares and the Company shall cause the certificate to be delivered upon issuance to the Secretary of the Company or to such other depository as may be designated by the Company as a depository for safekeeping until the forfeiture occurs or the Forfeiture Restrictions lapse pursuant to the terms of the Plan and this award. Upon request of the Committee or its delegate, Director shall deliver to the Company a stock power, endorsed in blank, relating to the Restricted Shares then subject to the Forfeiture Restrictions. Upon the lapse of the Forfeiture Restrictions without forfeiture, the Company shall cause a new certificate or certificates to be issued without legend in the name of Director for the shares upon which Forfeiture Restrictions lapsed. Notwithstanding any provision of this Agreement to the contrary, the issuance or delivery of any shares of Stock (whether subject to restrictions or unrestricted) may be postponed for such period as may be required to comply with applicable requirements of any national securities exchange or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any shares of Stock if the issuance or delivery thereof constitutes a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

     3. WITHHOLDING OF TAX. To the extent that the receipt of the Restricted Shares or the lapse of any Forfeiture Restrictions results in income to Director for federal or state income tax purposes, Director shall deliver to the Company at the time of such receipt or lapse, as the case may be, such amount of money or shares of unrestricted Stock as the Company may require to meet its withholding obligation under applicable tax laws or regulations and, if Director fails to do so, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Director any tax required to be withheld by reason of such resulting compensation income.

     4. STATUS OF STOCK. Director agrees that the Restricted Shares will not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable federal or state securities laws. Director also agrees (i) that the certificates representing the Restricted Shares may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the Restricted Shares on the stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law, and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Restricted Shares.

     5. MEMBERSHIP ON THE BOARD. For purposes of this Agreement, Director shall be considered to be a member of the Board of Directors of the Company as long as Director remains an Director of either the Company, any successor corporation or a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company or any successor corporation. Any question as to whether and when a

Director is no longer a member of the Board of Directors, and the cause of such, shall be determined by the Committee, or its delegate, as appropriate, and its determination shall be final.

     6. COMMITTEE'S POWERS. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Shares.

     7. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Director.

     8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by a duly authorized officer, and Director has executed this Agreement, all as of the date first above written.

DIRECTOR:                               COMPANY:

                                        LIGHTPATH TECHNOLOGIES, INC.,
                                        a Delaware corporation

_____________________________           _____________________________
Signature                               Signature

                                        Name:________________________

_____________________________           Its:_________________________
Printed Name

_____________________________
Street Address

_____________________________
City, State, Zip Code

_____________________________
Social Security Number

SECTION 83(b) ELECTION NOTICE

Please check appropriate item (one of the boxes must be checked):

     [ ] I DO NOT desire the alternative tax treatment provided for in the Internal Revenue Code Section 83(b).

     [ ] *I DO desire the alternative tax treatment provided for in Internal Revenue Code Section 83(b) and desire that forms for such purpose be forwarded to me.

----------
* I acknowledge that the Company has suggested that before this block is checked that I check with a tax consultant of my choice.

                          LightPath Technologies, Inc.
                                 3819 Osuna N.E.
                              Albuquerque, NM 87109

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints each of Robert Ripp and Kenneth Brizel, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Stockholders of LightPath Technologies, Inc. (the "Company") to be held on October 15, 2002, at 10:00 a.m., Orlando, Florida time, at the Hyatt Regency Orlando International Airport, 9300 Airport Blvd., Orlando, Florida, 32827 and any adjournments or postponements thereof, and thereat to vote all shares of Class A Common Stock which the undersigned would be entitled to cast if personally present at indicated herein:

                  PLEASE MARK YOUR CHOICES IN BLUE OR BLACK INK

(1)  Proposal  No.  1:  Election  of  Class  III and  ratification  of  Class II
     Directors: Nominees are Louis Leeburg, Gary Silverman and Kenneth Brizel

     [ ] FOR                    [ ] WITHHOLD AUTHORITY to vote for the
                                    following nominees:_________________________

(2)  Proposal No. 2: To approve the Amended and Restated Omnibus Incentive Plan

     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN

(3) Proposal No. 3: Ratify the selection of KPMG LLP as independent auditors for the Company for the fiscal year ending June 30, 2003.

     [ ] FOR                    [ ] AGAINST                    [ ] ABSTAIN

In his/her discretion, the proxies are authorized to vote on such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

     IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTION IS GIVEN, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR CLASS III DIRECTORS AND RATIFICATION OF THE CLASS II DIRECTOR, "FOR" THE AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN AND "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2003. THIS PROXY ALSO DELEGATES AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Form 10-K of LightPath Technologies, Inc.

PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  ______________________________________________
                                  SIGNATURE

                                  ______________________________________________
                                  SIGNATURE

                                  Dated;____________________________________2002

                                  (When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If stockholder is a corporation please sign in full corporate name by a duly authorized officer or officers. Where stock is issued in the name of two or more persons, all such persons should sign.)